WAIVER AND AGREEMENT

     This Waiver and Agreement is made this l2th day of October,1999, by Vianet Technologies, Inc. ("Vianet"), Vianet Labs, lnc. ("Labs"), Infinop Holdings,
Inc. ("lnfinop") and Paul, Craig and Howard Fisher (the "Principal Stockholders"), with respect to the Agreement and Plan of Merger (the "Merger Agreement"), dated August 31,1999, among Vianet, Labs, Infinop and the principal Stockholder. The parties agree as follows:

     1. Capitalized terms used but not defined herein shall not have the meanings ascribed to them in the Merger Agreement.

     2. Section 4(b)(1) of the Disclosure Schedule hereby is amended to read in its entirety as follows:

     The holders of record of the Infinop Shares are as follows:

Name                                        Number of Shares Held               Certificate Number
Andrew Kurkulis                             187,500                                    6
Sheldon Stillman                            150,000                                    7
Jennifer Flink                              700,000                                    8
Robert E. Reilly, Jr.                        37,500                                    9
Albinias Kurkulis                            75,000                                    10
Daniel Murphy                                37,500                                    11
Carl Chaleff                                 37,500                                    12
Richard Berg                                 75,000                                    13
Gazy Elkins                                  37,500                                    14
Richard Snyder                              300,000                                    15
Paul Fisher                               1,640,000                                    16
Howard Fisher                             1,230,000                                    17
Craig Fisher                              1,230,000                                    18
Stephen Lzbowsky                             37,500                                    19
Patrick McClain                             100,000                                    20
Mort Meyerson                               150,000                                    21
Mark Slezak                                 528,292                                    22
C2, LLC                                     132,036                                    23
Vision Capital Parbners LLC                 132,036                                    24
Total                                     6,817,364

     3. Section 4(b)(iii) of the Disclosure Schedule hereby is amended to read in its entirety as follows:

     Infinop has issued the following securities convertible into shares of its common stock:

Name of Holder                                       Description of Security
Richard Abrahams                                     $150,000 Infinop Holdings, Inc. 8%
                                                     Convertible Debentures due September 30,
                                                     2002

ANDA Partinership                                    $700,000 Infinop Holdings, Inc. 6%
                                                     Convertible Debenture due September 30,
                                                     2002

ANDA Partnership                                     $250,000 Infinop Holdings, Inc. 6%
                                                     Convertible Debenture due September 30,
                                                     2002

Gerald Mizel                                         $25,000 Infinop Holdings, Inc. 8%
                                                     Convertible Debenture due September 30,
                                                     2002

     4. The parties agree that Infinop will not obtain consents or waivers or otherwise take the actions described in Section 4(c) of the Disclosure Schedule with respect to the following agreements identified in Section 4(c) of the disclosure Schedule:

     (a) The Licensing Agreement, dated June 25,1998, between INFInet Op. Inc. and VideoStream International, Inc.

     (b) The Compression Product development Agreement, dated April 13,1998, between John Senko and INFInet Op. Inc.

     (c) The Teaming Agreement dated March 16,1998 between Betac Corporation and Infinop, Inc.

     (d) The Software Development Agreement, dated July 13,1998, between Spacebata LLC and INFInet Op. Inc.

     (e) The Software License and Joint Marketing Agreement, dated June 5,1996, between Peak Technologies, Inc. and Infinop, Inc.

     (f) The Sales Representation Agreement, dated February 12,1999, between Infinop, Inc. and Beijing Superstar Electronic Company of China.

     (g) The Joint Venture Agreement, dated June 27,1999, between China Ministry of Science & Technology, Southwest Information Center, Infinop, Amersia and Beijing Superstar Electronic Corporation of China.

     (h) The Compression Products development Agreement dated August 5,1999, between WaveLogic, Inc. a d INFInet Op, Inc.

     Vianet and Labs hereby waive any breach of the representations and warranties of Infinop and the Principal Stockholders contained in Section 4(c) of the Merger Agreement arising out of the failure to obtain such consents or waivers or take such actions and any claim for indemnification arising under the Merger Agreement as the result of such failure.

     5. The information reflected in ss.4(b)(b) of the disclosure Schedule hereby is modified as follows:

     Mat Fisher and Xaidong Wu have options to acquire 20,000 shares each. Paul Taub recently left his employment with Infinop. At the time, he held vested options to acquire 4,168 shares. A11 unvested options held by him have been forfeited pursuant to his option agreement with the Infinop. The total number of shares issuable upon the exercise of options is 2,727,410.

     6. The parties  acknowledge  that, as of the date of the Merger  Agreement,
(a) Infinop was not in good  standing  under the laws of the State of  Delaware,
(b) Computer and Information Science, Inc. was not validly existing or in good standing under the laws of the State of Kansas and was not in good standing under the laws of the State of Texas, and (c) INFInet Op, Inc. was not in good standing under the laws of the State of Texas, in each case, due to the failure to timely file annual franchise tax or similar reports and/or pay any franchise or other similar taxes due and owing. In addition, the parties acknowledge that as of that date of the Merger Agreement, Infinop was not qualified to transact business as a foreign corporation in the State of Texas. These matters constitute a breach of he representations and warranties of Infinop and the Principal Stockholders contained in Section 4(a) and Section 4(k) of the Merger Agreement. Vianet and Labs hereby waive any breach of such representations and warranties arising out of such matters and any claim for indemnification arising under the Merger Agreement as the result of such matters. Infinop and the Principal Stockholders represent and warrant to Vianet and Labs that the representations and warranties contained in Section 4(a) and Section 4(k) of the Merger Agreement are true and correct on and as of the date hereof.

                             [Schedule follows on next page]

EXECUTED as of the date first above written:

VIANET TECHNOLOGIES, INC.

By:  /s/ Jeremy Posner

Name:    Jeremy Posner

Title:   Chairman

VIANET LABS, INC.

By:  /s/ Jeremy Posner

Name:    Jeremy Posner

Title:   Chairman

INFINOP HOLDINGS, INC.

BY:   /s/ Paul S. Fisher
NAME:     Paul S. Fisher
TITLE:    President

/s/ Paul S. Fisher
    Paul Fisher

/s/ Craig Fisher
    Craig Fisher

/s/ Howard Fisher
    Howard Fisher